UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2025

Brand Engagement Network Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40130	98-1574798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Delaware Ave
Suite 210
Wilmington, DE	19801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (307) 757-3650

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BNAI	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	BNAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 26, 2025, the Board of Directors of Brand Engagement Network Inc. approved a resolution by unanimous written consent to amend the Company’s existing bylaws to reduce the quorum requirement for stockholder meetings from a majority to one-third (1/3) of the shares entitled to vote. The amendment is compliant with applicable NASDAQ and Securities and Exchange Commission requirements.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2025 Annual Meeting of Stockholders of Brand Engagement Network Inc. (the “Company”) was held on November 26, 2025. On November 3, 2025, the record date for the Annual Meeting, there were 45,139,886 shares of the Company’s common stock outstanding and entitled to vote, of which 37% were present for purposes of establishing a quorum. At that meeting, stockholders took the actions below with respect to the proposals described in the Company’s 2025 Annual Proxy Statement, filed on November 6, 2025. With respect to the three proposals put before the stockholders, the voting results were as follows:

Proposal 1 – Election of two Class I directors to the Company’s Board of Directors

The following directors were elected for a term of three years until the Company’s 2028 Annual Meeting of Stockholders:

Nominee	Votes For	Withheld

Dr. Ruy Carrasco	16,446,515	455,864
Thomas Morgan Jr.	16,447,742	454,637

Proposal 2 – Ratification of the selection of L.J. Soldinger Associates, LLC as our independent auditor for fiscal year 2025

The ratification of the appointment of L.J. Soldinger Associates, LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2025 was approved by the following vote:

	Votes For	Votes Against	Abstentions

Proposal 2	16,668,300	10,348	223,731

Proposal 3 – Approval of Amendment to our Certificate of Incorporation to effect a reverse stock split

The proposal to effect a reverse stock split of the outstanding shares of the Company’s common stock by a ratio of not less than 1 for 2 and not more than 1 for 10, with the exact ratio to be set by the Board within the above range in its sole discretion, without further approval or authorization of our stockholders was approved by the following vote:

	Votes For	Votes Against	Abstentions

Proposal 3	16,408,499	492,445	1,435

Item 9.01 Financial Statements and Exhibits

Exhibit 3.1	Amendment No.1 to Bylaws of Brand Engagement Networks, Inc.
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brand Engagement Network Inc.

Date:	November 28, 2025	By:	/s/ Tyler Luck
Tyler Luck, Interim Chief Executive Officer